EXHIBIT 23.1


                    CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report, which is based in part on the report of other auditors, dated February 5, 1999 relating to the financial statements which appear in Regeneron Pharmaceuticals, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998.


                                      /s/ PricewaterhouseCoopers LLP
                                      ------------------------------
                                        PricewaterhouseCoopers LLP


New York, New York
June 9, 1999